SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K



                                  CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     May 18, 2000
                                                    (May 18, 2000)



                         KANSAS GAS AND ELECTRIC COMPANY
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-7324               48-1093840
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



     P.O. BOX 208, WICHITA, KANSAS                                   67201
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (316) 261-6611








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                         KANSAS GAS AND ELECTRIC COMPANY

Item 5. Other Events

     On May 18, 2000, Western Resources announced that its board of directors authorized management to explore a variety of strategic alternatives for its electric utility operations.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of May 18, 2000 issued by Western Resources, Inc.




































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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          KANSAS GAS AND ELECTRIC COMPANY




Date     May 18, 2000                   By  /s/ Richard D. Terrill
                                                Richard D. Terrill
                                            Secretary, Treasurer and
                                                 General Counsel
































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                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                           Press release dated as of
                                               May 18, 2000 issued by
                                               Western Resources, Inc.










































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